Investor Meetings September 2007 Foundation of the Digital World Exhibit 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to growth in the Software as a Service (SaaS) and e-
commerce market, the digital communication and distribution market, and the data storage market, online advertising, the market effects of regulatory requirements, the disaster recovery market, estimates of sufficiency of power and cooling in existing datacenters, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-
renewal of leases by tenants; increased interest rates and operating costs; our inability to manage domestic and international growth effectively; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions at acceptable return levels; our failure to successfully operate acquired properties and operations; failure of acquired properties to perform as expected; our failure to successfully redevelop properties acquired for that purpose or unexpected costs related to redevelopment; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters;
environmental or contamination issues at our buildings; financial market fluctuations; changes in foreign currency exchange rates; risks of operating in foreign countries; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended
December 31, 2006 and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust Overview
Tenants consist of leading global
companies diversified across various
industries
Own 66 properties
(1)
comprising 11.9
million rentable sq ft, which includes
1.8 million rentable sq ft of space held
for redevelopment
(2)
Portfolio occupancy of 94.6% and
“same store” occupancy of 93.9%
(3)
Assets strategically located in 26 top
technology markets throughout North
America and Europe
DLR is a leading institutional owner focused on mission critical technology properties throughout North America and Europe.
11830 Webb Chapel Road
Dallas, TX
(1) Excludes one property held in an unconsolidated joint venture.
(2) Includes property acquisitions as of September 11, 2007.
(3) Occupancy is as of June 30, 2007, net of redevelopment space. Same store occupancy includes properties acquired before December 31, 2005, excluding properties sold in 2006 and 2007.

DLR Investment Highlights
Specialized focus in dynamic and
growing sector
High quality portfolio that is difficult to
replicate
Proven track record of creating
shareholder value
Conservative and flexible capital
structure
Industry leading domestic and
international datacenter development
and critical facilities management
capabilities
2323 Bryan Street
Dallas, TX

DLR Properties Feature Advanced Technical Systems
Between $500 and $1000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply.
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls

DLR REGIONAL OFFICE
DLR MARKET
SEATTLE
SACRAMENTO
SAN FRANCISCO
SILICON VALLEY
LOS ANGELES
PHOENIX
DENVER
ST. PAUL
CHICAGO
ST. LOUIS
DALLAS
AUSTIN
HOUSTON
ATLANTA
MIAMI
CHARLOTTE
NORTHERN VIRGINIA
PHILADELPHIA
NEW YORK METRO
BOSTON
TORONTO
DUBLIN
LONDON
AMSTERDAM
PARIS
GENEVA

DIGITAL REALTY TRUST

DLR Presence in 26 Top Markets
11,895,000 87 66 Total
866,000 10 9 International
11,029,000 77 57 Domestic
Total Rentable
Square Feet
# of Buildings # of Properties (1)
(1) Includes properties owned as of September 11, 2007, excluding one property held in an unconsolidated joint venture.

FORTIS

bp

verizon

YAHOO!

Infosys

JPMorganChase

TOYOTA

at&t

ebay

AMD

cme
Chicago Mercantile Exchange

LYONDELL

T-Systems

Microsoft

CSC
EXPERIENCE. RESULTS.

FIDELITY

ARAMARK

Qwest

Google

hp

DIGITAL REALTY TRUST

DLR Properties Serve a Variety of Industry Verticals
DLR offers corporate enterprise tenants, IT service providers, and network carriers flexible, cost-effective and reliable datacenter solutions.
Technology
Internet
Enterprise
Communications
Manufacturing/
Energy
Financial

Communications
Services
29%
IT Services and
Internet Enterprise
43%
Professional &
Financial Services
9%
Other Technology
8%
Non-Technology
11%
DLR Tenant Distribution
(1)
(1) Calculation based on average annualized GAAP rents using in place leases as of June 30, 2007, excluding one property held in an unconsolidated joint venture.

DLR is Unique in its Focus on Technology Properties
Corporate Datacenters
– Storage/server intensive buildings
– Provide a secure 24x7 environment
for the storage and processing of
mission-critical electronic
information
– Used to house primary IT
operations: transaction processing,
data storage, disaster recovery,
CRM and email
Internet Gateways
– Internet and telecom network
intensive buildings
– Serve as the hub for Internet and
data communications within and
between major metropolitan areas
– Market-dominant position in their
respective MSAs
– Frequently serve as a super-
regional connection point with
multiple anchor tenants
(1) Calculation based on average annualized GAAP rents using in place leases as of June 30, 2007.
Portfolio Distribution
(1)
Internet Gateway
37%
Non-Technical
10%
Corporate Datacenter
53%

Strong Trends Drive Sustained Demand for DLR Space
Other Growth Drivers
By 2008, 50% of existing
corporate data centers will
have insufficient power and
cooling capacity to meet the
demands of high-density
equipment
(4)
Increased federal regulatory
and legislative requirements for
business continuity and
records retention
Disaster Recovery initiatives
prioritized as a result of
Hurricanes Katrina and Rita
HIPAA patient records security
and retention regulations
Significant growth in online
advertising: up 30% in 2006;
expected 19% increase in
2007
(5)
U.S. e-commerce spending
increased 24% during 2006
(6)
(1)
(2)
(3)
Primary Drivers – Estimated Annual Growth Rates
(1) Gartner (May 2006) estimated growth in Software as a Service (SaaS) from 2006 to 2009.
(2) IDC estimate of US VOIP subscriber growth from 2005 to 2009.
(3) Wall Street Journal estimate of corporate data storage capacity growth, October 2005.
(4) Gartner
25th
Annual Datacenter Conference 2006.
(5) eMarketer.com, February 2007.
(6) comScore Networks, 2007.
73%
60%
57%
20
40
60
80
SaaS Digital
Communication
& Distribution
Data Storage
100%
0%

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
1Q02 4Q02 3Q03 2Q04 1Q05 4Q05 3Q06 2Q07
$0
$100
$200
$300
$400
$500
$600
$700
Source:
Estimates based on reported cabinet (net sellable and billing), square feet and revenue data from Equinix and Savvis as per press releases, SEC filings, research reports and internal DLR estimates as of June 30, 2007. Assumes 35 sq ft per cabinet throughout period if square feet not reported.
Equinix and Savvis, two leading managed service providers that “resell” space leased directly from DLR, are experiencing strong growth in revenues and utilization.
Bill Rates and Utilization Rates are Escalating
Revenue PSF Utilization Rate
Revenue PSF (Utilized)
$518 psf
Revenue PSF (Total)
$148 psf
Utilization Rate
29%
$628 psf
$558 psf
79%

11 DLR Offers Sustained Growth Acquisitions Leasing of Turn-Key Datacenter™ and Powered Base Building™ Space Redevelopment Inventory DLR growth is derived from three sources.

$847.2
$1,044.3
$1,137.4
$1,413.4
$1,508.5
$1,593.6
$1,648.2
$1,794.4
$2,066.2
$2,298.7
$2,457.5
$2,535.5
$750
$1,250
$1,750
$2,250
$2,750
9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007
Proven Track Record: Strong Acquisition Activity
Since its IPO, DLR has more than doubled its total assets through property acquisitions.
Total Undepreciated Assets
($000s)

2005 Through YTD 2007 Acquisitions
Acquired 45+ properties
(1)
totaling over $1.3 billion
Added approximately 7.3 million square feet to total portfolio, including approximately 1.8 million square feet of redevelopment inventory
New markets include:
– Philadelphia
– St. Paul
– Chicago
– Charlotte
– Amsterdam, Netherlands
– Geneva, Switzerland
– Northern Virginia
– Austin
– Dublin, Ireland
– Toronto, Canada
– Houston
– Seattle
– Paris, France
– St. Louis
Chicago, Illinois
Paris, France
(1) Includes one property held as an investment in an unconsolidated joint venture.

(1) Net rentable square feet figures excludes space held for redevelopment.
(2)
A leasehold interest consisting of two suites in 111 8th
Ave. (NY) acquired from NYC Connect.
(3) Loudoun Exchange Portfolio consists of 43881, 43831 & 43791 Devin Shafron Drive (VA).
(4) 9.4 acre development site in suburban London, England with planning permission for a datacenter facility.
DLR has acquired approximately $1.3 billion in new properties since 2005.
2007 Acquisition Activity
Property Metropolitan Area
Purchase Price
(in millions)
Total Rentable
Square Feet
Total Net
Rentable
Square Feet
Total Square
Feet Held for
Redevelopment
Percentage of
Net Rentable
Square Feet
Occupied
(1)
21110 Ridgetop Northern Virginia $17.0 135,513              135,513         -                             100%
3011 Lafayette Street Silicon Valley $13.6 90,780                -                      90,780                  -
444470 Chilum Place Northern Virginia $42.5 95,440                95,440           -                             100%
111 Eighth Avenue
(2)
New York City $24.5 33,700                33,700           -                             91%
Devon Shafron Drive
(3)
Northern Virginia $62.5 402,071              137,071         265,000                40%
Mundells Roundabout
(4)
London, England $31.4 -                           -                      -                             -
900 Walnut & 210 Tucker St. Louis, MI $53.0 310,400              249,003         61,397                  100%
1 Savvis Parkway St. Louis, MI $27.7 156,000              156,000         -                             100%
1500 Space Park Drive Silicon Valley $4.5 50,000                -                      50,000                  -
YTD 2007 $276.7 1,273,904 806,727 467,177

| | | | | |
|---|---|---|---|---|
| | | | | |
| | | | | |
| | | | | |
| | | | | |

Digital Realty Trust

Leasing Drives Internal Growth
DLR commenced 211 leases during 2006, contributing approximately
$30.0 million in annualized GAAP rent.
(1)
(1) GAAP rental revenues include total rent for both renewals and expansions.
(2) Excludes leases for parking garages and rooftops.
$22.2 million $53.00 419,000 48 Total
$0.5 million $19.00 27,000 14 Non Technical
(2)
$8.4 million $27.50 304,000 8 Powered Base Building™
$13.3 million $151.00 88,000 26 Turn-Key Datacenter™
Annualized
GAAP Rent
Annualized GAAP
Rent PSF
Total SF
Leased
# of
Leases
Type of Space
YTD through June 30, 2007, DLR signed leases for 359,000 sf of space, including 114,600 sf of Turn-Key Datacenter™,
185,600 sf of Powered Base
Building™, and 58,800 sf feet of non technical space, representing annualized
GAAP rent of $26.6 million.
Leases Commenced YTD through June 30, 2007:

Same Store Growth
(1)
54,000
56,000
58,000
60,000
62,000
64,000
66,000
68,000
70,000
Jun-06 Sep-06 Dec-06 Mar-07 Jun-07
($000)
(1) Same store properties were acquired before December 31, 2005, excluding properties sold in 2006 and 2007.
(2) Quarterly operating revenue includes rental and tenant reimbursement revenue.
(3) Calculation based on reported 2Q07 operating revenue of $68.8M less $4.3M straight line rent and less $0.7M for below/above rent amortization.
Second quarter 2007 same store cash revenue was $63.8 million
(3)
16% Year over Year Increase in Same Store Quarterly Operating Revenue
(2)

Case Studies:  DLR’s Value-add Leasing
(1)  Calculation based on IPO date of November 2004 and actual annualized net operating income (NOI) as of June 30, 2007. See page 30 for a discussion of NOI.
350 East Cermak Road 1100 Space Park Drive 200 Paul Avenue
300 Boulevard East
Property Name Location
Acquisition / IPO
Date
% Change in NOI from later
of Acquisition or IPO
(1)
Run Rate NOI
200 Paul Avenue San Francisco, CA Nov-04 60.0% 16,991,253 $
1100 Space Park Drive Santa Clara, CA Nov-04 95.1% 6,791,971 $
350 East Cermak Road Chicago, IL May-05 56.4% 20,025,157 $
300 Boulevard East Weehawken, NJ Nov-04 92.5% 11,950,874 $
600 West 7th Street Los Angeles, CA Nov-04 27.6% 9,548,871 $

DLR Redevelopment Inventory
Redevelopment inventory totals 1.8
million sf of vacant space with
potential for up to 1.1 million sf of
datacenter
(1)
:
– Approximately 65% of inventory in
income-producing properties
– Remaining 35% of inventory in 5
vacant buildings
Redevelopment costs vary by building
– Base building power, structural
upgrades: $35 - $50 per rsf
– Custom datacenter:  $500 to $800
per rsf
(1)
(funding available through
DLR)
Growth Opportunity
(1)  Assumes datacenter foot print is 60% of overall rentable square footage.

Redevelopment Program Progress Report
Construction projects underway in 11 U.S. and European markets totaling over
404,000 rentable square feet of Turn-Key Datacenter™ , build-to-suit space and new Powered Base Building™
shell construction
DLR’s Turn-Key Datacenters™
– Move-in ready, physically secure facilities with redundant power and cooling capabilities
– Measuring 10,000 – 12,000 square feet of raised-floor featuring DLR’s
POD Architecture™
Strong interest from existing and prospective tenants
Stabilized income projected over the next 36 months
Turn-Key Datacenter™
Built-to-suit

DLR’s Competitive Advantage: Dedicated Technical Professionals
Staff of over 65 DLR technical professionals:
– IT sales team
Focus on end-user, IT professionals (CIO or CTO)
– Datacenter sales engineers
Provide value engineering and custom design expertise
– Design and construction experts
Disciplined approach to project management
Volume purchase agreements for equipment and services
Best-in-class engineering and contracting
– Datacenter facilities management team
Best-in-class operating policies and procedures
Fully-integrated Building Automation Systems
Global preventative maintenance agreements
Operating scale and process-based approach result in significant cost savings and added value for tenants
DLR possesses the necessary scale to support these specialized professionals

Source:  Independent study by CCG Facilities Integration Inc. based on datacenter projects with improvements similar to DLR.
(1) Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of datacenter to total building with all cost allocated to raised floor area.
(2) DLR estimate based on Equinix press release dated September 19, 2006.
(3) Reflects all owned properties as of September 11, 2007.
Replacement Cost Estimate
Replacement Cost Illustrates the Value of DLR’s Portfolio
DLR owns over 7.6 million sq ft of improved datacenter space.
(3)
Cost per Square Foot
Equinix
(2)
Cost Components Low High
Land $40 $70
Building Shell 60 150
Electrical Systems $297 $396
Mechanical Systems (HVAC) 92 122
Fire Protection 21 29
Other Construction and Fees 130 173
Sub Total $540 $720
Total Development Costs $640 $940 $1,250
Base Building
Data Center
Improvements
(1)

0.2%
4.1%
5.1%
8.0%
12.4%
5.6%
3.6%
5.4%
17.9%
7.9%
24.4%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Thereafter
DLR’s Model Features Long-term, Stable Leases
The stability of our long-term leases complements our growth.
Note: Excludes vacant square footage of 0.5 million square feet and 1.7 million square feet of space held for redevelopment as of June 30, 2007.
Lease expiration as a percentage of net rentable square feet
9.4% in through 2009
The average lease term is approximately 12 years with 7 years remaining.
Leases typically contain 3% annual rent bumps.

DLR Financial Overview
Strong and consistent FFO
(1)
growth
– $0.51 per diluted share and unit for 2Q07, +34% from 2Q06
and +2% from 1Q07
– $1.63 per diluted share and unit for 2006, +19% from 2005
Increasing NOI
(1)
– $62.7 million in 2Q07, +7% from $58.8 million in 1Q07 and
+52% from $41.1 million in 2Q06
Well supported dividend
– 3.1% yield
(2)
– FFO / AFFO
(1)
payout ratio of 56% / 77%
(3)
for 2Q07
– Increased quarterly common dividend in 4Q06, +8%
(1) FFO, AFFO and NOI are non GAAP financial measures. For a description of FFO, AFFO and NOI see page 30.
(2) Based on most recent quarterly dividend annualized.  Dividend yield based on September 11, 2007 closing stock price of $37.27.
(3) FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit. AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit. For a description of FFO and AFFO see page 30. For a reconciliation to net income see page 31.

DLR Capital Raising Activities
Proven access to capital
– YTD 2007
Entered into enhanced $650 million revolving credit facility
– Increased size from $500 million
– Reduced applicable margin ranges by 12.5 to 25 basis points
– Extended maturity to 2010
– Modified covenants to enhance financial flexibility
Issued $175.0 million of 4.375% convertible preferred: 20% premium
Refinanced Joint Venture in Seattle: $20+ million net proceeds to DLR
Completed two mortgage financings totaling $121 million
Closed $70 million construction financing
Sold two non-core assets: estimated total gain on sale of $18.0 million
– $900.2 million of capital raised in 2006
Amended prior credit facility from $350 to $500 million
Raised $172.5 million of 4.125% convertible debt: 18% premium
Completed 10 mortgage financings totaling $349.4 million
Raised $228.3 million in net proceeds from two common stock offerings
Increased float by 121.5% from 27.4 million as of January 1, 2006 to
60.7 million shares of common stock outstanding as of June 30, 2007

DLR 2007 Guidance
2007 projected funds from operations (FFO) per share guidance:
(1)(2)
$1.91 to $1.96
(1) Based on second quarter 2007 earnings conference call dated August 8,2007.
(2) FFO and AFFO are non GAAP financial measures. For a description of FFO and AFFO see page 30. For a reconciliation to net income see page 31.
Internal Growth
11.2% to 13.0%
FFO
(2)
Per Share Growth
Leasing
475,000 to  600,000 sq ft of turn-
key & redevelopment space
(gross rent $70 / sq ft)
100,000 to 125,000 sq ft of basic
commercial space (gross rent
$19 / sq ft)
Acquisitions
$300 - $400 million
o
$110 million of vacant
for redevelopment
o
$190 to $290 million of
income producing at
an average cap rate of
8.25%
External Growth
6.0% to 7.0%
FFO Per Share Growth
17.2% to 20.0%
Overall FFO Per Share Growth
• Capital Expenditure for redevelopment of $251 million
• Total G&A of $34 million

SBC → AT&T → at&t

verizon → MCI → verizon

Maxtor → Seagate

Abgenix → AMGEN

DELIVERING ON THE

SAVVIS → Microsoft

TRANSFORMING INFORMATION TECHNOLOGY

DIGITAL REALTY TRUST

Improving Overall Credit Quality of DLR Portfolio
+ =
+ =
Approximately $18 million of base rental income, or over 8% of overall income, has experienced an improvement in credit quality.
(1) In June 2007 Microsoft assumed 300,000 sf lease from Savvis at two DLR Santa Clara properties.
(2) On June 30, 2006, SAVVIS completed the exchange of its Series A Preferred stock for 37.4 million shares of common stock.
(2)
(1)

($ in billions)
CAGR 51.5%
CAGR 62.9%
CAGR
At IPO
Dec-05
Dec-06
Current
At IPO
Dec-05
Dec-06
Current
At IPO
Dec-05
Dec-06
Current

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

equinix

Qwest
Spirit of Service®

DIGITAL REALTY TRUST

6.0
12.0
$18.0
$0.6
$0.4
$1.8
$1.9
$0.7
$1.2
$2.2
$2.8
$16.3
$15.9
$10.6
$6.1
0.0
2.0
DLR’s top tenants have experienced a robust increase in equity capitalization
(1)
Significant Equity Capitalization Improvement in Top Tenants
(1) Increase in equity capitalization calculated as of September 11, 2007 from DLR IPO date of November 1, 2004.

Variable
Rate Debt
(3) 5.3%
Fixed Rate
Debt (2)(6)
26.4%
Preferred
(4) 8.1%
Equity (1)
60.2%
DLR Employs a Conservative Capital Structure
Wtd average cost of debt:
5.99%
(5)
; approximately 83%
fixed rate debt
(6)
Coverage ratios
(7)
:
– Debt service: 3.8x
– Fixed charge: 2.6X
Periodically refinancing high
cost debt with lower rate,
longer term, fixed rate
financing
Total Enterprise Value
(1)
$4,209.2 million
Dividend Yield / Rate:    3.1% / $1.145
(1) Based on closing price of $37.27 at September 11, 2007 and shares outstanding of DLR common stock at June 30, 2007.
(2) Excludes $1.9 million of unamortized debt premium for 1125 Energy Park Drive & 731 East Trade Street.
(3) Revolving credit facility as of September 11, 2007; fluctuates based on amount drawn on revolving credit facility.
(4) Includes $175 million of 4.375% convertible preferred stock issued in April 2007.
(5) Excluding the equity component of the convertible debt, the weighted average cost of debt is 5.84%.
(6) Includes $172.5M of convertible debt and $251.4M of swapped floating rate debt.
(7) As of 6/30/07; debt service coverage ratio is Adjusted EBITDA divided by cash interest expense; fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
See p. 30 for a description of Adjusted EBITDA and p. 31 for a reconciliation of Adjusted EBITDA, cash interest expense and fixed charge coverage ratio.

DIGITAL REALTY TRUST

providing the

foundation for

the digital world

Definition of non-GAAP financial measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT.
FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.
Adjusted Funds From Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) non cash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Net Operating Income (NOI)
NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)
We present Earnings Before Interest Taxes Depreciation and Amortization or EBITDA as a supplemental operating measure because, because in excluding interest, taxes, depreciation and amortization, it permits investors to view income from operations without the impact of the cost of debt, non cash depreciation and amortization and taxes. We also believe that, as a widely recognized measure of the performance of other companies in the data center industry that will be used by investors as a basis to compare our operating performance with that of others in that industry. However, because EBITDA excludes interest, taxes, depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the current level of capital expenditures and other capitalized items, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income as a measure of our performance.
Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise or confirm the earnings, FFO or acquisition guidance we confirmed on our Earnings Conference Call held on May 9, 2007 and available on our website at www.digitalrealtytrust.com.

Reconciliation of non-GAAP items to their closest GAAP
2007 FFO  Reconciliation
(in millions, except per share and unit data) Low end of
range
High end of
range
Net income before minority interest in operating partnership $26.4 — $28.9
Plus: Real estate related depreciation and amortization 126.9 — 128.0
Funds from operations $153.3 — $156.9
Less:  Preferred stock dividends (19.3) (19.3)
FFO available to common stockholders and unit holders $134.0 — $137.6
FFO per diluted share of common stock and unit outstanding $1.91 — $1.96
Funds from operations
(1)
Cash interest expense and fixed charges (including discontinued operations)
Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Net income available to common stockholders $2,591 $18,641 $2,978 $11,342 $1,650 $1,642 $17,612 $6,087
Total GAAP interest expense (including
discontinued operations) $15,142 $17,323 $14,569 $14,533 $12,181 $11,388 $52,671 $39,122
Capitalized interest 2,792 1,507 1,114 917 1,058 762 3,851 279
Minority interests in operating partnership including
discontinued operations
310 3,762 1,276 8,464 1,340 1,846 12,926 8,268
Change in accrued interest and other noncash
amounts
(3,575) (948) (3,206) (2,590) 57 (1,906) (7,645) (4,345)
Real estate related depreciation and amortization
(2)
31,708 29,643 28,055 24,454 20,238 18,185 90,932 62,171 Cash interest expense 14,359 17,882 12,477 12,860 13,296 10,244 48,877 35,056
Real estate related depreciation and amortization related
to investment in unconsolidated joint venture 1,010 1,036 796 - - - 796 -
Scheduled debt principal payments and preferred
dividends 6,902 5,085 5,063 4,960 4,567 4,869 19,458 17,275
Gain on sale of assets
- (18,049) (80) (18,016) - - (18,096) - Total fixed charges $21,261 $22,967 $17,540 $17,820 $17,863 $15,113 $68,335 $52,331
Funds from operations (FFO) $35,619 $35,033 $33,025 $26,244 $23,228 $21,673 $104,170 $76,526
Funds from operations (FFO) per diluted share $   0.51 $    0.50 $   0.48 $    0.41 $   0.38 $   0.36 $     1.63 $    1.37 Reconciliation of EBITDA
Net income per diluted share available to common
stockholders
$   0.04 $    0.32 $   0.06 $    0.30 $   0.05 $   0.06 $     0.47 $    0.25 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Funds from operations (FFO) $35,619 $35,033 $33,025 $26,244 $23,228 $21,673 $104,170 $76,526 Net income available to common stockholders $2,591 $18,641 $2,978 $11,342 $1,650 $1,642 $17,612 $6,087
Non real estate depreciation 124 135 118 285 37 71 511 61
Amortization of deferred financing costs 1,321 1,389 1,115 916 937 795 3,763 2,965 Interest 15,142 17,323 14,569 14,533 12,181 11,388 52,671 39,122
Non cash compensation 836 507 491 430 435 431 1,787 481 Depreciation and amortization 31,832 29,778 28,173 24,739 20,275 18,256 91,443 62,232
Loss from early extinguishment of debt - - 6 40 425 57 528 1,021
Straight line rents (5,770) (5,111) (5,810) (3,856) (4,233) (3,843) (17,742) (13,023) EBITDA 49,565 65,742 45,720 50,614 34,106 31,286 161,726 107,441
Above and below market rent amortization (2,578) (2,338) (2,238) (2,837) (1,504) (433) (7,012) (1,717)
Capitalized leasing compensation (175) (175) (217) (185) (888) (764) (2,054) (781) Gain on sale of assets, net of minority interests - 15,019 56 10,318 - - 10,374 -
Recurring capital expenditures and tenant improvements 99 (393) (2,574) (344) (338) (904) (4,160) (2,897)
Capitalized leasing commissions (3,836) (439) (3,716) (1,523) (1,682) (265) (7,186) (3,051) EBITDA, less effect of gain on sale of assets $49,565 $50,723 $45,664 $40,296 $34,106 $31,286 $151,352 $107,441
Adjusted funds from operations
(1)
$25,640 $28,608 $20,200 $19,170 $16,417 $16,818 $72,605 $59,585
Reconciliation of Adjusted EBITDA
(2) Real estate depreciation and amortization was computed as follows: Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
EBITDA $49,565 $65,742 $45,720 $50,614 $34,106 $31,286 $161,726 $107,441
Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Depreciation and amortization per income statement $31,832 $29,399 $27,290 $23,768 $18,534 $16,537 $86,129 $59,616 Minority interests 310 3,762 1,276 8,464 1,340 1,846 12,926 8,268
Depreciation and amortization of discontinued operations - 379 883 971 1,741 1,719 5,314 2,616 Preferred stock dividends 5,167 3,445 3,445 3,445 3,445 3,445 13,780 10,014
Non real estate depreciation (124) (135) (118) (285) (37) (71) (511) (61)
$31,708 $29,643 $28,055 $24,454 $20,238 $18,185 $90,932 $62,171 Adjusted EBITDA 55,042 72,949 50,441 62,523 38,891 36,577 188,432 125,723
Weighted-averageshares outstanding - diluted 70,229 69,831 69,213 64,397 60,959 59,874 63,870 55,761 Gain on sale of assets - 18,049 80 18,016 - - 18,096 -
Adjusted EBITDA, less effect of gain on sale of
assets
$55,042 $54,900 $50,361 $44,507 $38,891 $36,577 $170,336 $107,441
Reconciliation of Net Operating Income (NOI)
Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Operating income 22,541 $ 21,965 $ 20,943 $ 18,451 $ 17,787 $ 17,388 $ 74,569 $  59,587 $
Less:
Other revenue (247) - (197) - - (168) (365) (5,829)
Add:
Depreciation and amortization 31,832 29,399 27,290 23,768 18,534 16,537 86,129 55,701
General and administrative 8,456 7,210 6,535 4,986 4,674 4,246 20,441 12,615
Other expenses 128 188 173 607 150 181 1,111 1,617
Net Operating Income 62,710 $ 58,762 $ 54,744 $ 47,812 $ 41,145 $ 38,184 $ 181,885 $ 123,691 $
(1) Funds from operations and Adjusted Funds from operations for all periods presented above includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View
Lane (March 2007).